Exhibit 10.14


                                 AMENDMENT TO
                          ASSET ACQUISITION AGREEMENT


         THIS AMENDMENT TO ASSET ACQUISITION AGREEMENT, dated as of February 13, 2002 (this "Amendment"), is entered into by and between Comdisco, Inc., a Delaware corporation (the "Seller"), and T-Systems Inc., a Delaware corporation (the "Purchaser").

         WHEREAS, the Seller and the Purchaser are parties to that certain Asset Acquisition Agreement, dated as of January 31, 2002 (the "Acquisition Agreement") (capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Acquisition Agreement); and

         WHEREAS, the Seller and the Purchaser desire to make certain amendments to the Acquisition Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the Seller and the Purchaser hereby agree as follows:

                                  ARTICLE I

                                   SCHEDULES

         1.1 Schedule 1.1(b)(i) of the Acquisition Agreement shall be amended by replacing item I in its entirety with the following:

         "I. Deluxe Corporation

             1.       Enterprise Master Agreement, dated
                      September 30, 1999, between Deluxe
                      Corporation and Comdisco, Inc.
                      (a)     Addendum, dated June 8, 2001, to the
                              Enterprise Master Agreement, dated
                              September 30, 1999.
                      (b)     Schedule No. 1, dated September 30, 1999.
                      (c)     Statement of Work, dated February 7, 2000.
                      (d)     Schedule No. 2, dated September 30, 1999.
                      (e)     Amendment, dated June 30, 2000.
                      (f)     Amendment, dated January 24, 2001.
                      (g)     Amendment, dated July 1, 2001.
                      (h)     Amendment, dated January 30, 2002."

                                  ARTICLE II
                                    GENERAL

         2.1 Counterparts. This Amendment may be executed in any number of counterparts and either party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which, when taken together, will be deemed to be one and the same Amendment.

         2.2 References. Upon the effectiveness of this Amendment, all references in the Acquisition Agreement and in all other agreements, documents, certificates, schedules and instruments executed pursuant thereto to the Acquisition Agreement including, without limitation, references to "this Agreement," "hereunder," "hereof," "herein" and words of like import contained in the Acquisition Agreement shall, except where the context otherwise requires, mean and be a reference to the Acquisition Agreement, as amended hereby.

         2.3 Ratification. Except as expressly amended hereby, all of the provisions of the Acquisition Agreement, as amended hereby, shall remain unaltered and in full force and effect, and, as amended hereby, the Acquisition Agreement is in all respects agreed to and ratified and confirmed by the parties hereto.

         2.4 Severability. If any provision of this Amendment shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Amendment shall not be affected and shall remain in full force and effect.

         2.5 Headings. The headings of the articles and paragraphs of this Amendment are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Amendment.

         2.6 Binding Agreement. This Amendment shall be binding upon the Seller and the Purchaser and their respective successors and assigns.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                 COMDISCO, INC.


                                 By:  /s/ Michael A. Fazio
                                      --------------------------------
                                 Name:    Michael A. Fazio
                                 Title:   President and Chief Operating Officer


                                 T-SYSTEMS INC.


                                 By:  /s/ Brian J. Miller
                                      ------------------------------------
                                 Name:    Brian J. Miller
                                 Title:   Chief Financial Officer